United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 25, 2020

Date of Report (Date of earliest event reported)

LifeSci Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39244	83-3197402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West 55th Street, #3401 New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (646) 889-1200

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act

[X]Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one Warrant to acquire one-half of one share of Common Stock	LSACU	The NASDAQ Stock Market LLC
Common Stock	LSAC	The NASDAQ Stock Market LLC
Warrants	LSACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

Participants in the Solicitation

Vincera Pharma, Inc. (“Vincera”), LifeSci Acquisition Corp. (“LSAC”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of shares of LSAC common stock in respect of the proposed transaction described herein. Information about LSAC’s directors and executive officers and their ownership of LSAC’s common stock is set forth in LSAC’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 (“10-K”) and Prospectus dated March 5, 2020 (the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”), as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.  Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the proposed transaction when it becomes available. These documents can be obtained free of charge from the sources indicated below.

Additional Information and Where To Find It

In connection with the proposed transaction described herein, LSAC will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, LSAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. INVESTORS AND SECURITYHOLDERS OF LSAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE proposed TRANSACTION THAT LSAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LSAC, VINCERA AND THE proposed TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by LSAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to LifeSci Acquisition Corp., 250 W. 55th St., #3401, New York, NY 10019.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein (this “Current Report”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the merger agreement (the “Merger Agreement”) among LSAC, LifeSci Acquisition Merger Sub, Inc., Vincera and Raquel Izumi, as representative of the Vincera stockholders (the “Merger”), integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, Vincera’s expectations with respect to the Bayer license and the expected timing of the Merger.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on LSAC and Vincera managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against LSAC, the combined company, or others following the announcement of the Merger and the Merger Agreement; (3) the inability to complete the Merger, including due to the failure to obtain approval of LSAC’s stockholders or to satisfy other conditions to closing in the Merger Agreement; (4) the amount of redemption requests made by LSAC’s stockholders; (5) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (6) the ability to meet Nasdaq listing standards following the consummation of the Merger; (7) the risk that the Merger disrupts current plans and operations of Vincera as a result of the announcement and consummation of the Merger; (8) the risk that the Bayer license agreement is not entered into; (9) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (10) costs related to the Merger; (11) changes in applicable laws or regulations; (12) risks related to the rollout of Vincera’s business and the timing of expected business milestones; (13) the possibility that Vincera or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (14) risks associated with preclinical or clinical development conducted prior to Vincera’s in-licensing; (15) the availability of capital and Vincera estimates of expenses; (16) changes in the assumptions underlying Vincera’s expectations regarding its future business or business model; (17) Vincera’s ability to develop and commercialize product candidates; and (18) other risks and uncertainties indicated in the proxy statement of LSAC to be filed by LSAC with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by LSAC.

A further list and description of risks and uncertainties can be found in LSAC’s 10-K and in the proxy statement on Schedule 14A that will be filed with the SEC by LSAC in connection with the proposed transaction, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read.  Any forward-looking statement made by us in this Current Report is based only on information currently available to LSAC and Vincera and speaks only as of the date on which it is made. LSAC and Vincera undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by law.

Item 1.01. Entry Into a Material Definitive Agreement

On September 25, 2020, LifeSci Acquisition Corp. (“LSAC”) entered into a merger agreement (the “Merger Agreement”) with LifeSci Acquisition Merger Sub, Inc. (“Merger Sub”), Vincera Pharma, Inc. (“Vincera”) and Raquel Izumi, as representative of the Vincera stockholders (the “Sellers”). As of the date of the Merger Agreement, the Sellers owned 100% of the issued and outstanding of common stock of Vincera (“Vincera Shares”).  The transactions contemplated by the Merger Agreement are sometimes referred to herein as the “Merger” or the “Business Combination.”

Terms used herein as defined terms and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Acquisition of Vincera; Acquisition Consideration

Upon the closing of the Business Combination, the Sellers will sell to LSAC, and LSAC will purchase from the Sellers all of the issued and outstanding Vincera Shares, in exchange for the Sellers’ right to receive, for each issued and outstanding Vincera Share, the number of LSAC Shares equal to the Exchange Ratio, and the Earnout Shares after the closing of the Business Combination, if any, that may be issuable from time to time. The aggregate value of the consideration to be paid by LSAC in the Business Combination (excluding the Earnout Shares) is approximately $55 million (calculated as follows: 5,500,000 LSAC Shares to be issued to the Sellers (excluding the Earnout Shares), multiplied by $10.00 (the anticipated Closing Price Per Share at the time of closing of the Business Combination). Upon the closing of the Business Combination, LSAC will change its name to “Vincera Pharma, Inc.”

The Sellers are entitled to receive Earnout Shares after the closing of the Business Combination if the daily volume-weighted average price of the LSAC Shares equals or exceeds the following prices for any 20 trading days within a 30 trading day period (“Trading Period”) following the closing: (1) during any Trading Period prior to the forty-two (42) month anniversary of the closing, upon achievement of a daily volume-weighted average price of at least $20.00 per share, such number of LSAC Shares as equals the quotient of $20,000,000 divided by the Closing Price Per Share; (2) during any Trading Period prior to the six (6) year anniversary of the closing, upon achievement of a daily volume-weighted average price of at least $35.00 per share, such number of LSAC Shares as equals the quotient of $20,000,000 divided by the Closing Price Per Share; and (3) during any Trading Period prior to the eight (8) year anniversary of the closing, upon achievement of a daily volume-weighted average price of at least $45.00 per share, such number of LSAC Shares as equals the quotient of $20,000,000 divided by the Closing Price Per Share. A total of 90.6% of (rounded to the nearest whole share) of the Earnout Shares then earned and issuable shall be issued to the Sellers on a pro-rata basis based on the percentage of the Vincera Shares owned by them immediately prior to the closing of the Business Combination, and the remaining Earnout Shares that would otherwise have been issuable shall not be issuable to the Sellers but in lieu thereof the number of authorized shares available for issuance under the 2020 Plan shall be automatically increased by an equivalent number of LSAC Shares.

The parties agreed that immediately following the closing of the Business Combination, LSAC’s board of directors will consist of no more than nine directors, two of which will be designated by certain LSAC stockholders and seven of which will be designated by the Vincera stockholders.  See “Related Agreements – Voting Agreement” below.

Stockholder Approval

Prior to the consummation of the Merger, the holders of a majority of LSAC’s common stock attending a stockholder’s meeting in person or by proxy (at which there is a quorum) must approve the transactions contemplated by the Merger Agreement (the “Stockholder Approval”).  In connection with obtaining the Stockholder Approval, LSAC must call a special meeting of its common stockholders and must prepare and file with the SEC a Proxy Statement on Schedule 14A, which will be mailed to all stockholders entitled to vote at the meeting.

Representations and Warranties

In the Merger Agreement, Vincera makes certain representations and warranties (with certain exceptions set forth in the disclosure schedule to the Merger Agreement) relating to, among other things: (a) proper corporate organization of Vincera and similar corporate matters; (b) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (c) absence of conflicts; (d) capital structure; (e) accuracy of charter documents and corporate records; (f) related-party transactions; (g) required consents and approvals; (h) financial information; (i) absence of certain changes or events; (j) title to assets and properties; (k) material contracts; (l) insurance; (m) licenses and permits; (n) compliance with laws, including those relating to foreign corrupt practices and money laundering; (o) ownership of intellectual property; (p) employees; (q) employment and labor and compensation matters; (r) taxes and audits; (s) environmental matters; (t) brokers and finders; (u) FDA regulations; (v) litigation; (w) real property; and (x) other customary representations and warranties.

In the Merger Agreement, LSAC makes certain representations and warranties relating to, among other things: (a) title to shares capitalization; (b) proper corporate organization and similar corporate matters; (c) authorization, execution, delivery and enforceability of the Agreement and other transaction documents; (d) brokers and finders; (e) capital structure; (f) validity of share issuance; (g) minimum trust fund amount; (g) validity of Nasdaq listing; (h) SEC filing requirements and financial statements; (i) compliance with laws, including those relating to foreign corrupt practices and money laundering; (j) absence of certain changes or events; (k) properties; (l) material contracts; (m) insurance; (n) taxes, (o) absence of conflicts; (p) board approval; and (q) employees and employee benefit plans.

The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of affairs of LSAC without considering the entirety of public disclosure about LSAC as set forth in LSAC’s SEC filings. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the proxy statement or in other public disclosures by LSAC.

The representation and warranties contained in the Merger Agreement will not survive the closing of the Business Combination.

Conduct Prior to Closing; Covenants

Vincera has agreed to operate its business in the ordinary course prior to the closing of the Business Combination (with certain exceptions) and not to take certain specified actions without the prior written consent of LSAC (which shall not be unreasonably withheld, conditioned or delayed).

LSAC has agreed to operate its business in the ordinary course prior to the closing of the Business Combination (with certain exceptions) and not to take certain specified actions without the prior written consent of Vincera.

The Merger Agreement also contains certain customary covenants, including covenants relating to:

•	Each of LSAC and Vincera providing the other with notice of certain events.
•	Each of LSAC and Vincera providing the other with applicable financial statements.
•	LSAC appropriately disbursing the funds in the Trust Account at the closing of the Business Combination.
•	Vincera shall use reasonable efforts to enter into employment agreements with certain key employees on terms acceptable to Vincera, LSAC and the key employees.
•	LSAC purchasing a directors and officers tail liability insurance policy.
•	Each of LSAC and Vincera agreeing not to solicit, maintain or recommend an alternative transaction by changing the board recommendation.
•

Neither Vincera nor LSAC entering into a financing transaction or any agreement relating to the sale of such party’s assets or equity securities, or a merger or change of control agreement with respect to such party or its assets, without the prior written consent of the other party, other than certain Vincera permitted financings and licensing by Vincera in the ordinary course of business.

In addition, the parties agreed to take the following actions, among others, before the completion of the Business Combination:

•	Filing a proxy statement relating to the business combination with the SEC.
•	Establishing an equity incentive plan for the Combined Company to be approved by LSAC’s stockholders at the time of approval of the Business Combination.
•

Converting $500,000 of the promissory notes issued by LSAC to LifeSci Investments, LLC in the aggregate principal amount of $1,000,000 upon consummation of the Business Combination into Purchaser Private Warrants to purchase LSAC Shares at a conversion price of $0.50 per Purchaser Private Warrant to be issued to LifeSci Holdings LLC and converting the remaining $500,000 of such amount upon consummation of the Merger at a conversion price equal to $10.00 per share into 50,000 LSAC Shares to be issued to LifeSci Holdings LLC.

•

Converting the Deferred Underwriting Discount into LSAC Shares at a conversion price per share equal to $10.00, of which 140,796 shares shall be issued to LifeSci Holdings LLC and 88,936 shares shall be issued to the underwriter in LSAC’s IPO.

•

Amending 500,000 of the Purchaser Private Warrants held by Rosedale Park, LLC and 500,000 of the Purchaser Private Warrants held by LifeSci Holdings LLC without further action to remove the cashless exercise provision and include a redemption provision substantially identical to the provision set forth in Section 6.1 of the Purchaser Public Warrants; provided, however, that such redemption rights may not be exercised during the first 12 months following the closing of the Merger unless the last sales price of the LSAC Shares has been equal to or greater than $20.00 per share for any 20 trading days within a 30 trading day period ending on the third business day prior to the date on which notice of redemption is given.  If Vincera determines that it needs additional capital prior to the time that the LSAC Warrants may otherwise be called for redemption pursuant to the foregoing terms, the parties agree to discuss the possibility of calling the Purchaser Public Warrants for redemption prior to such time.

Conditions to Closing

General Conditions

Consummation of the Business Combination is conditioned upon, among other things:

•	The Business Combination and related transactions have been approved and adopted by the requisite affirmative vote of LSAC and Vincera stockholders.
•	No applicable law or Order (as defined in the Merger Agreement) that restrains, prohibits or imposes any condition on the consummation of the Business Combination shall be in force.
•	No Action being brought by any governmental Authority to enjoin or otherwise restrict the consummation of the Business Combination.
•	Each of the Voting Agreement and the Registration Rights Agreement shall have been entered into and the same shall be in full force and effect.
•	The Combined Company’s listing application with Nasdaq in connection with the transactions contemplated by the Merger Agreement have been approved.
•	The Bayer License Agreement shall have been entered into and the same shall be in full force and effect, subject to completion of the Business Combination.
•	The transaction expenses of each of LSAC and Vincera shall have been paid and LSAC shall have cash on hand equal to or in excess of $40,000,000.

Vincera’s Conditions to Closing

The obligation of Vincera to consummate the Business Combination, in addition to the general conditions described above, is conditioned upon, among other things, each of the following:

•

LSAC and Merger Sub shall have performed in all material respects all of their obligations under the Merger Agreement that are required to be performed prior to the closing of the Business Combination.

•

The representations and warranties of LSAC and Merger Sub contained in the Merger Agreement and in any certificate delivered by LSAC and Merger Sub are true, correct and complete at and as of the closing of the Business Combination or, if otherwise specified, when made or when deemed to have been made, and are true, correct and complete as of the closing of the Business Combination, except to the extent such failure would not have a material adverse effect on LSAC.

•	There have been no events that have had a material adverse effect on LSAC.

•	LSAC shall have delivered all certificates required to be delivered under the Merger Agreement.
•

The members of the Combined Company Board have been appointed pursuant to the Voting Agreement and the members of the Board prior to the closing of the Business Combination who are not continuing as directors of the Combined Company have executed written resignations effective as of the effective time of the Merger.

•	Vincera shall have received all documents it may reasonably request relating to the existence of LSAC and Merger Sub and their authority to enter into and perform under the Merger Agreement.
•	LSAC shall have no indebtedness other than up to $1,000,000 for working capital purposes in the ordinary course.

LSAC’s Conditions to Closing

The obligation of LSAC to consummate the transactions contemplated by the Merger Agreement, in addition to the general conditions described above, is conditioned upon, among other things, each of the following:

•	Vincera shall have performed in all material respects all of their obligations under the Merger Agreement that are required to be performed prior to the closing of the Business Combination.
•

The representations and warranties of Vincera contained in the Merger Agreement and in any certificate delivered by Vincera are true, correct and complete at and as of the closing of the Business Combination or, if otherwise specified, when made or when deemed to have been made, and are true, correct and complete as of the closing of the Business Combination, except to the extent such failure would not have a material adverse effect on Vincera.

•	There have been no events that have had a material adverse effect on Vincera.
•	Vincera shall have delivered all certificates required pursuant to the Merger Agreement.
•	LSAC shall have received the required financial statements from the Company at least 30 days before the closing of the Business Combination.
•

LSAC shall have received (i) a copy of Vincera’s certificate of incorporation certified as of a recent date by the Secretary of State of the State of Delaware, (ii) copies of resolutions duly adopted by the board of directors of Vincera and by the vote or consent of the Vincera stockholders authorizing the Merger Agreement and other transactions contemplated thereby, (iii) a certificate of the Secretary of Vincera, and (iv) a recent good standing certificate regarding Vincera from each jurisdiction in which Vincera is organized or is qualified to do business.

•	Certain key employees of Vincera shall have executed the key employment agreements, and the same shall be in full force and effect, subject to completion of the Merger.
•	The Lock-up Agreements shall have been entered into and the same shall be in full force and effect.

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the closing of the Business Combination, as follows:

•

If the closing of the Business Combination has not occurred by December 31, 2020 (the “Outside Closing Date”), and no material breach of the Merger Agreement has occurred by the party seeking to terminate the Merger Agreement, LSAC or Vincera shall have the right, at its sole option, to terminate the Merger Agreement without liability to the other party, by giving written notice to the other at any time after the Outside Closing Date.

•

In the event that any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, any arbitrator, or any public, private or industry regulatory authority, whether international, national, Federal, state, or local shall have issued an order, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order is final and non-appealable, each of LSAC or Vincera shall have the right, at its sole option, to terminate the Merger Agreement without liability to the other party.

•

LSAC and Vincera may terminate the Merger Agreement by giving notice to the other party at any time prior to the closing of the Business Combination, without prejudice to any rights or obligations the notifying party may have, if the party to be notified materially breached any representation, warranty, agreement or covenant contained in the Merger Agreement, and such breach has caused a failure of a closing condition of the notifying party and is not cured by the earlier of the Outside Closing Date and thirty (30) days following receipt by the breaching party of a notice describing in reasonable detail the nature of such breach.

Effect of Termination

In the event of termination of the Merger Agreement by either LSAC or Vincera, all further obligations of the parties shall terminate, other than for liability of any party for common law fraud.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the actual Merger Agreement, which is filed as Exhibit 2.1 hereto, and which is incorporated by reference in this report.

Related Agreements

Lock-up Agreements

Each Vincera stockholder has agreed to enter into a lock-up agreement with LSAC (the “Lock-up Agreement”), in substantially the form attached to the Merger Agreement, with respect to their LSAC Shares (or any securities convertible into, or exchangeable for, or representing the rights to receive LSAC Shares) to be received by it in the Business Combination or during the Lock-up Period (as defined below) (such shares, the “Lock-up Shares”). In such Lock-up Agreement, each Vincera stockholder has agreed that during the Lock-up Period, it will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Lock-up Shares, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of Lock-up Shares, whether any of these transactions are to be settled by delivery of any Lock-up Shares, in cash or otherwise, publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales with respect to any security of LSAC.

The “Lock-up Period” means a period of six months after the closing date of the Business Combination.

Notwithstanding these restrictions, Vincera stockholders will be permitted to make transfers (i) by gift, will or intestate succession upon the death of such holder, (ii) to any Permitted Transferee (defined below), (iii) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; (iv) pursuant to a tender offer, merger, stock sale, recapitalization, consolidation or similar transaction involving LSAC, (v) pursuant to the exercise or vesting of a stock option, RSU or other award under an equity-based incentive plan, or (vi) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act so long as such plan does not permit the transfer of the Lock-up Shares during the Lock-Up Period other than as otherwise allowed pursuant to this paragraph; provided, however, that in any of cases (i), (ii) or (iii) it shall be a condition to such transfer that the transferee executes and delivers to LSAC an agreement stating that the transferee is receiving and holding the Lock-up Shares subject to the provisions of the Lock-up Agreement applicable to the Vincera stockholder.

For purposes of the Lock-up Agreement, a Permitted Transferee means (i) the members of such Vincera stockholder’s immediate family (for purposes of the Lock-up Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings), (ii) any trust for the direct or indirect benefit of a holder or the immediate family of a holder, (iii) if the holder is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (iv) if the holder is a corporation, limited liability company, partnership or other entity, its partners, shareholders, members of, or owners of similar equity interests in the holder by way of distribution upon the liquidation and dissolution of the holder, or (v) any affiliate of the holder.

Registration Rights Agreement

LSAC, the Vincera stockholders, LifeSci Investments, LLC, LifeSci Holdings LLC, Rosedale Park, LLC and certain other LSAC stockholders have agreed to enter into an amended and restated registration and stockholder rights agreement, in substantially the form attached to the Merger Agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, such parties will hold registration rights that obligate LSAC to register for resale under the Securities Act, all or any portion of the LSAC Shares issued under the Merger Agreement, including any Earnout Shares, as well as LSAC Shares (including shares subject to Purchaser Private Warrants) held by such parties. Such parties holding a majority-in-interest of all such registrable securities will be entitled to make a written demand for up to three registrations under the Securities Act of all or part of the their registrable securities. Subject to certain exceptions, if any time after the closing of the Business Combination, the Combined Company proposes to file a registration statement under the Securities Act with respect to its securities, under the Registration Rights Agreement, the Combined Company shall give notice to the holders of registrable securities as to the proposed filing and offer such holders an opportunity to register the resale of such number of their registrable securities as they request in writing subject to certain limitations. In addition, subject to certain exceptions, such holders of registrable securities will be entitled under the Registration Rights Agreement to request in writing that LSAC register the resale of any or all of their registrable securities on Form S-3 and any similar short-form registration statement that may be available at such time.

Under the Registration Rights Agreement, LSAC has agreed to indemnify such holders of registrable securities and certain persons or entities related to such holders against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell registrable securities, unless such liability arose from their misstatement or omission, and such holders including registrable securities in any registration statement or prospectus will agree to indemnify the Combined Company and certain persons or entities related to LSAC against all losses caused by their misstatements or omissions in those documents.

Voting Agreement

The Vincera stockholders, LifeSci Investments, LLC, LifeSci Holdings LLC, Rosedale Park, LLC and certain other LSAC stockholders have agreed to enter a voting and support agreement, in substantially the form attached to the Merger Agreement (the “Voting Agreement”). Under the Voting Agreement, such parties have agreed to vote or cause to be voted all shares owned by them from time to time that may be voted in the election of LSAC directors, and shall cause their director designees, to ensure that (i) the size of the LSAC board of directors is set and remains at nine directors, (ii) seven persons nominated by the Vincera stockholders and two persons nominated by the LSAC stockholders are elected to the LSAC board of directors, and (iii) no member of the LSAC board of directors is removed without the approval of the stockholders entitled to designate such director.  The Voting Agreement will terminate upon the earliest to occur of the written consent of LSAC and a majority-in-interest of each of the Vincera stockholders and the LSAC stockholders who are parties to the Voting Agreement, the consummation of an acquisition of LSAC, or five years following the closing of the Business Combination.

Other Agreements

As of the date of the Merger Agreement, LSAC had entered into voting agreements with holders of 3,945,350 LSAC Shares pursuant to which such stockholders, including but not limited to Acuta Capital, RTW Investments, Surveyor Capital (a Citadel company), Logos Capital, EcoR1 Capital, Perceptive Advisors, Boxer Capital of Tavistock Group, Monashee Investment Management, Altium Capital and Affinity Asset Advisors, agreed to vote in favor of the transactions contemplated by the Merger Agreement and to not redeem or sell their shares.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of LSAC to be issued in connection with the Merger and additional agreements will not be registered under the Securities Act of 1933 in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of the press release issued September 29, 2020 announcing the proposed transaction.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the investor presentation that will be used by LSAC in making presentations to certain existing and potential stockholders of LSAC with respect to the proposed transaction.

Exhibits 99.1 and 99.2 are being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.Description

2.1*	Merger Agreement, dated as of September 25, 2020 by and among LSAC, LifeSci Acquisition Merger Sub, Inc., Vincera Pharma, Inc. and Raquel Izumi, as representative of the Vincera stockholders.

99.1**	Press Release dated September 29, 2020.

99.2**	Investor Presentation.

*Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

**Furnished but not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 29, 2020

LIFESCI ACQUISITION CORP.

By:	/s/ Andrew McDonald
Name:	Andrew McDonald
Title:	Chief Executive Officer